EXHIBIT 99.1

July 18, 2014
FOR IMMEDIATE RELEASE

WaferGen Bio-Systems Announces Appointment of Ivan Trifunovich as Chairman of the Board; Joel Kanter to Serve as Lead Independent Director

FREMONT, Calif., July 18, 2014 /PRNewswire/ -- WaferGen Bio-systems, Inc. (OTCBB: WGBSD) today announced that its Board of Directors has appointed Ivan Trifunovich, the company’s President and Chief Executive Officer, as Chairman of the Board.  Joel Kanter, a director of the company since 2007, will serve as lead independent director.  Alnoor Shivji, the company’s Chairman since 2002, resigned from the board to focus full time on a new startup venture.

“I would like to thank Alnoor for his service to WaferGen while it grew from a start-up to a public company with commercially viable products.  Speaking for the whole Board, I wish him success in his future endeavors”, commented Ivan Trifunovich, President and Chief Executive Officer.

About WaferGen
WaferGen Bio-systems, Inc. is a life science and diagnostics company that offers innovative genomic solutions for clinical testing and research. The SmartChip MyDesign™ Real-Time PCR System is a high-throughput genetic analysis platform for profiling and validating molecular biomarkers via microRNA and mRNA gene expression profiling, as well as single nucleotide polymorphism (SNP) genotyping. The SmartChip TE™ System is a novel product offering for target enrichment geared towards clinical Next-Gen sequencing (NGS). The Company now also offers the Apollo 324™ product line used in library preparation for NGS. These three complementary technologies offer a powerful set of tools enabling more accurate, faster and cheaper genetic analysis based on Next-Gen Sequencing and Real-Time PCR.
For additional information, please see http://www.wafergen.com.

Forward Looking Statements
Certain statements made in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or other comparable terms. Forward-looking statements in this press release may address the following subjects among others: statements regarding the sufficiency of our capital resources, expected operating losses, expected revenues, expected expenses, expected cash usage and our expectations concerning our competitive position and business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and our subsequently filed Quarterly Reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
Investor Contacts:

ICR, Inc.
Bob Yedid
bob.yedid@icrinc.com
646-277-1250

Proactive Capital
Jeff Ramson
jramson@proactivecrg.com
646-863-6893

WaferGen Bio-systems, Inc.
Stephen Baker
Stephen.baker@wafergen.com
510-780-2399